UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number One)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 31, 2017 (January 26, 2017)

Date of Report (Date of earliest event reported)

VALUE EXCHANGE INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment Number One) amends the Current Report on Form 8-K filed by Value Exchange International, Inc. (“Company”) with the Securities and Exchange Commission on 27 January 2017 to report the Company signing of the 25 January 2017 the Stock Purchase Agreement, dated January 23, 2017, by and among the Company, Value Exchange Int’l. Ltd., a Hong Kong SAR company and wholly owned subsidiary of the Company, TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (“TSI”) and the sole shareholder of TSI’s issued and outstanding shares of capital stock. This Current Report on Form 8-K/A (Amendment Number One) reports the approval of the Agreement by the Company shareholders.

Item 2.01 Completion of Acquisition or Disposition of Assets

Acquisition. As of 26 January 2017, Value Exchange International, Inc., a Nevada corporation with principal executive offices and operations in Hong Kong SAR, (“Company”), received written consents from 9 beneficial owners of an aggregate of 16,095,324 shares of Company Common Stock, $0.00001 par value, (“Common Stock”), which shares represent 54.27% of the aggregate voting power of the Common Stock as of a record date of January 23, 2017 and which written consents approved the 23 January 2017 Stock Purchase Agreement (“Agreement”) by and among the Company, Value Exchange Int’l. Ltd., a Hong Kong SAR company and wholly owned subsidiary of the Company, (“VEI”) TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (the “TSI”) and the sole shareholder of TSI’s issued and outstanding shares of capital stock, who is a resident and citizen of the Philippines (“Seller”). With the receipt of these written consents, the Agreement has been signed by all of the parties to the Agreement and approved by all corporate parties’ board of directors and shareholders.

Under the Agreement, the Purchaser is acquiring 1,250 shares of TSI Common Stock held by the Seller, constituting all of the issued and outstanding shares of TSI Common Stock, for a purchase price of Two Thousand Six Hundred and Thirty-Six United States Dollars (US$2,636.00), and is receiving Eighty Eight Thousand and Forty Four (88,044) shares of TSI Common Stock from TSI for a purchase price of Two Hundred Thousand Dollars and No Cents ($200,000.00).

The purchase price for the 1,250 shares of TSI Common Stock was funded from cash on hand and the purchase price for the Eighty Eight Thousand and Forty Four (88,044) shares of TSI Common Stock was funded by a January 2015 good faith earnest money deposit from the Company.

Upon consummation of the Agreement, TSI will be operated as a wholly owned subsidiary of the Purchaser, which is a wholly owned subsidiary of the Company.

Information Statement. The Company will file an Information Statement with the Securities and Exchange Commission (the “SEC”) under Regulation 14C of the Securities Exchange Act of 1934, as amended, setting forth required information about TSI and the Agreement. The Company anticipates filing the Information Statement with the SEC by early February 2017. The filing of the definitive Information Statement with the SEC is the last condition to closing the stock acquisitions under the terms of the Agreement.

Additional Information. The Agreement is attached as Exhibit 2.1 to the Current Report on Form 8-K by the Company, as filed on 27 January 2017 with the SEC, to provide stockholders with information regarding its terms and conditions. It is not intended to provide any other factual information about the Company or other parties to this Agreement. The Agreement contains representations and warranties by each of the parties to the Agreement. These representations and warranties were made solely for the benefit of the other party to the Agreement and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Agreement by confidential disclosures that were delivered to the other party thereto in connection with the signing of the Agreement, which disclosures contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Agreement, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders and (iv) were made only as of the date of the Agreement or such other date or dates as may be specified in such Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Accordingly, one should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any other party to the Agreement.

The foregoing descriptions of the Agreement and the stock acquisitions thereunder in this Item 2.01 does not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 2.1 to Company’s Current Report on Form 8-K, filed with the SEC on 27 January 2017.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. The financial statements required by this Item, with respect to the stock acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(b) Pro Forma Financial Information. The pro forma financial information required by this Item, with respect to the stock acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(c) Shell Company Transaction. Not applicable.

(d) Exhibits

The following exhibit are included with this report:

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

2.1

23 January 2017 Stock Purchase Agreement by and among Value Exchange International, Inc. (“Company”), TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (“TSI”) and the sole shareholder of TSI’s issued and outstanding shares of capital stock (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Commission on 27 January 2017)

99.1

Audited Financial Statements of TapServices, Inc. for the fiscal years ended 2015 and 2014 and interim unaudited financial states for the period January 1, 2016 to December 31, 2016. *

99.2

Pro Forma Financial Statement of TapServices, Inc. and Value Exchange International, Inc. *

* = to be filed by Amendment to this Current Report on Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2017

SINO Payments, Inc.

/s/ Kenneth Tan Seng Wee

By: Kenneth Tan Seng Wee

Title: President, Chief Executive Officer and Director

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

2.1

23 January 2017 Stock Purchase Agreement by and among Value Exchange International, Inc. (“Company”), TapServices, Inc., a corporation organized under the laws of the Republic of the Philippines (“TSI”) and the sole shareholder of TSI’s issued and outstanding shares of capital stock (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Commission on 27 January 2017)

99.1

Audited Financial Statements of TapServices, Inc. for the fiscal years ended 2015 and 2016. *

99.2

Pro Forma Financial Statement of TapServices, Inc. and Value Exchange International, Inc. *

* = to be filed by Amendment to this Current Report on Form 8-K.

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